Soundwatch
Core Hedged Equity Fund

Institutional Class	BHHEX

Supplement dated November 15, 2018 to the
Prospectus and Statement of Additional Information (“SAI”)
dated February 28, 2018, as previously supplemented

The Trust for Advised Portfolios Board of Trustees (“Board”) has approved a new Operating Expenses Limitation Agreement to lower the expense cap of the Soundwatch Core Hedged Equity Fund Institutional Class from 0.95% to 0.90%.  The new Operating Expenses Limitation Agreement takes effect November 15, 2018.

Consequently, the Annual Fund Operating Expenses table and Example on page 1 of the Prospectus is deleted and replaced with the following:

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Institutional Class
Management Fees	0.85%
Other Expenses	0.67%
Acquired Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses	1.56%
Less: Fee Waiver and/or Expense Reimbursement	-0.62%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.94%

(1)
Soundwatch Capital, LLC (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding taxes, leverage expense, brokerage commissions, acquired fund fees and expenses, interest expense and dividends paid on short sales or extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses to 0.90% of average daily net assets of the Fund’s Institutional Class (the “Expense Cap”). The Expense Cap will remain in effect through at least February 28, 2020, and may be terminated only by the Trust’s Board of Trustees (the “Board”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to, if different, the Expense Cap at the time of waiver/payment or the Expense Cap at the time of recoupment, whichever is lower.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$96	$413	$773	$1,788

In addition, the Management of the Fund, fifth paragraph on Page 10 of the Prospectus is deleted and replaced with the following:

Fund Expenses
The Fund is responsible for its own operating expenses. However, the Adviser has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding AFFE, taxes, interest expense, and dividends on securities sold short and extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses to 0.90% of average daily net assets of the Fund’s Institutional Class (the “Expense Cap”). The Expense Cap will remain in effect through at least February 28, 2020, and may be terminated only by the Trust’s Board of Trustees (the “Board”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to, if different, the Expense Cap at the time of waiver/payment or the Expense Cap at the time of recoupment, whichever is lower.

The Board is pleased to announce that effective November 13, 2018, Christopher E. Kashmerick was appointed by the Board to Interested Trustee and Chairman of the Board. Mr. Kashmerick will retain his duties as President and Principal Executive Officer of the Trust for Advised Portfolios.

Additionally, effective October 25, 2018, Ian Martin has resigned from the Board as Interested Trustee. All references to Mr. Martin are removed in their entirety.

As a result of the Board changes, the Trustees and Executive Officers table on pages 14 and 15 of the SAI is deleted and replaced with the following:

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Non-Interested Trustees(4)
John Chrystal 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2011	Private Investor. Previously served as Founder and Managing Partner of Bent Gate Advisors, LLC, a consulting firm that provided strategic advice and assistance to financial institutions (2009 – 2013). Previously a Partner at DiMaio Ahmad Capital, an investment management firm.	1	The Bancorp, Inc. (2013 to present), Javelin Mortgage Investments, Inc. (2012 – 2016)
Albert J. DiUlio, S.J. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1943	Trustee	Since 2011	Treasurer, Midwest Province and Wisconsin Province of The Society of Jesus (2014 to present); President, Vatican Observatory Foundation (2011 – 2014). Previously, served five years as Secretary for Finance and Higher Education USA Jesuit Conference, followed by a one year Sabbatical.	1	None

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1945	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.	1	None
Interested Trustee(5)
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	Trustee, Chairman, President and Principal Executive Officer	Trustee since 2018; Chairman since 2018; President and Principal Executive Officer since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 – present)	1	None

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers

Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1957	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 – present)
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1980	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC (2011 – present)
Eric W. Pinciss, Esq. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1975	Secretary	Since 2015	Vice President, U.S. Bancorp Fund Services, LLC (2012 – present)

(1)	Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term until the election of a successor.
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(5)
Mr. Kashmerick is an “interested person” of the Trust as defined by the 1940 Act. Mr. Kashmerick is an interested Trustee of the Trust by virtue of the fact that he is an interested person of U.S. Bancorp Fund Services, LLC, the Trust’s administrator.

The Information about Each Trustee’s Qualification, Experience, Attributes or Skills on Pages 17 and 18 of the SAI is supplemented with the following:

Mr. Kashmerick has substantial mutual fund operations and shareholder servicing experience through his position as Senior Vice President of U.S. Bank Global Fund Services and he brings more than 18 years of mutual fund and investment management experience, which makes him a valuable resource to the Board as they contemplate shareholder servicing needs.

Each of Messrs. Chrystal, DiUlio, Resis, and Kashmerick takes a conservative and thoughtful approach to addressing issues facing the Fund. The combination of skills and attributes discussed above led to the conclusion that each of Messrs. Chrystal, DiUlio, Resis, and Kashmerick should serve as a trustee.

The Trustee Ownership of Fund Shares and Other Interests on Page 18 of the SAI is supplemented with the following:

As of November 13, 2018, Mr. Kashmerick did not own shares of the Fund.

The Compensation table on Page 19 of the SAI is supplemented with the following:

	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees
Name of Interested Trustee
Christopher E. Kashmerick	$0	None	None	$0

Please retain this Supplement with the Prospectus and SAI